UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

SunPower Corporation

(Exact name of registrant as specified in its charter)

001-34166

(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134

(Address of principal executive offices, with zip code)

(408) 240-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

On November 15, 2011, at a special meeting of stockholders of SunPower Corporation (“SunPower” or the “Company”), the stockholders of the Company approved, among other things, a Restated Certificate of Incorporation providing for (a) the reclassification of all outstanding shares of SunPower Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and SunPower Class B common stock, par value $0.001 per share (the “Class B Common Stock”), on a share-for-share basis into a single class of common stock, par value $0.001 per share (the “Common Stock”), with the same voting powers, preferences, rights and qualifications, limitations and restrictions as the Class A Common Stock (the “Reclassification”), and (b) the elimination of obsolete provisions of SunPower’s Certificate of Incorporation relating to the Company’s dual-class common stock structure and certain other historical matters. Following receipt of stockholder approval at the special meeting, the Company filed the Restated Certificate of Incorporation on November 15, 2011 with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation became effective at 5 pm Eastern Standard Time (EST) on November 16, 2011 (“Effective Time”).

In connection with the Reclassification, the Company entered into four new supplemental indentures on November 16, 2011 (the “New Supplemental Indentures”), covering the company’s 1.25% Senior Convertible Debentures due 2027 (the “1.25% Debentures”), the 0.75% Senior Convertible Debentures due 2027 (the “0.75% Debentures”), the 4.75% Senior Convertible Debentures due 2014 (the “4.75% Debentures”) and the 4.5% Senior Convertible Debentures due 2015 (the “4.5% Debentures”).

Fifth Supplemental Indenture

On November 16, 2011, SunPower entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”), by and between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), which supplements the base indenture, dated as of February 7, 2007 (the “Base Indenture”) (in so far as it related to the 1.25% Debentures) and amends and supplements the first supplemental indenture, dated as of February 7, 2007 (the “First Supplemental Indenture”), each entered into by and between the Company and the Trustee. The Fifth Supplemental Indenture has been executed and delivered, as required under the First Supplemental Indenture, in connection with the Reclassification. The Fifth Supplemental Indenture provides that future conversions of the 1.25% Debentures will be made into Common Stock in place of Class A Common Stock on the same terms and in the same amount as each holder of 1.25% Debentures would have been entitled to receive prior to the Reclassification. The Reclassification is effective as of the Effective Time. The Company’s Common Stock has the same voting powers and other rights as the Company’s Class A Common Stock.

The above description of the Fifth Supplemental Indenture is a summary only and is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Sixth Supplemental Indenture

On November 16, 2011, SunPower entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”), by and between the Company and the Trustee, which supplements the Base Indenture (in so far as it related to the 0.75% Debentures) and amends and supplements the second supplemental indenture, dated as of July 31, 2007 (the “Second Supplemental Indenture”), by and between the Company and the Trustee. The Sixth Supplemental Indenture has been executed and delivered, as required under the Second Supplemental Indenture, in connection with the Reclassification. The Sixth Supplemental Indenture provides that future conversions of the 0.75% Debentures will be made into Common Stock in place of Class A Common Stock on the same terms and in the same amount as each holder of 0.75% Debentures would have been entitled to receive prior to the Reclassification.

The above description of the Sixth Supplemental Indenture is a summary only and is qualified in its entirety by reference to the Sixth Supplemental Indenture, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Seventh Supplemental Indenture

On November 16, 2011, SunPower entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture”), by and between the Company and the Trustee, which supplements the Base Indenture (in so far as it related to the 4.75% Debentures) and amends and supplements the third supplemental indenture, dated as of May 4, 2009 (the “Third Supplemental Indenture”), by and between the Company and the Trustee. The Seventh Supplemental Indenture has been executed and delivered, as required under the Third Supplemental Indenture, in connection with the Reclassification. The Seventh Supplemental Indenture provides that future conversions of the 4.75% Debentures will be made into Common Stock in place of Class A Common Stock on the same terms and in the same amount as each holder of 4.75% Debentures would have been entitled to receive prior to the Reclassification.

The above description of the Seventh Supplemental Indenture is a summary only and is qualified in its entirety by reference to the Seventh Supplemental Indenture, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Eighth Supplemental Indenture

On November 16, 2011, SunPower entered into an eighth supplemental indenture (the “Eighth Supplemental Indenture”), by and between the Company and the Trustee, which supplements the Base Indenture (in so far as it related to the 4.5% Debentures) and amends and supplements the fourth supplemental indenture, dated as of April 1, 2010 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee. The Eighth Supplemental Indenture has been executed and delivered, as required under the Fourth Supplemental Indenture, in connection with the Reclassification. The Eighth Supplemental Indenture provides that future calculations of the settlement amount for any cash conversion of the 4.5% Debentures will be based upon the Common Stock in place of the Class A Common Stock on the same terms and in the same amount as each holder of 4.5% Debentures would have been entitled to receive prior to the Reclassification.

The above description of the Eighth Supplemental Indenture is a summary only and is qualified in its entirety by reference to the Eighth Supplemental Indenture, which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Reclassification

As described above in Item 1.01, on November 15, 2011, the stockholders of the Company held a special meeting where the stockholders approved the Restated Certificate of Incorporation to, among other things, effect the Reclassification. The Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 15, 2011, following receipt of stockholder approval at the special meeting, and it became effective at 5 pm Eastern Standard Time (EST) on November 16, 2011. Upon the effectiveness of the Restated Certificate of Incorporation, each share of the Company’s outstanding Class A Common Stock and Class B Common Stock automatically was reclassified as, and became one share of, a new single class of Common Stock that has the same voting powers, preferences, rights and qualifications, limitations and restrictions as the prior Class A Common Stock. The Reclassification had the following effects, among others, on the holders of Class A Common Stock and Class B Common Stock:

Voting Power. Prior to the Reclassification, holders of shares of Class B Common Stock were entitled to cast eight votes per share on any matters subject to a stockholder vote, and holders of shares of Class A Common Stock were entitled to cast one vote per share. As a result of the Reclassification, all stockholders have only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of Delaware law that entitled the prior Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the Reclassification since the Company now only has a single class of common stock outstanding.

Economic Interests. The Reclassification had no impact on the economic interest of holders of Class A Common Stock and Class B Common Stock, including with regard to dividends, liquidation rights and redemption.

Capitalization. The Reclassification had no impact on the total number of issued and outstanding shares of common stock. In addition, the Reclassification did not increase the total number of authorized shares of common stock, which prior to the Reclassification was, and remains, 367,500,000 shares.

Resale of Common Stock. Shares of the Common Stock may be sold in the same manner as the Class A Common Stock and Class B Common Stock were previously sold. The Company’s affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act of 1933.

Equity Incentive Plans. Upon the Reclassification, outstanding options, stock appreciation rights, restricted shares and restricted stock units denominated in shares of Class A Common Stock issued under any of the Company’s equity incentive plans remained unchanged, except that they now represent the right to receive shares of the new single class of Common Stock rather than the prior Class A Common Stock.

Amendment to Rights Agreement

In connection with the Reclassification, on November 16, 2011, the Company entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”), dated as of November 16, 2011, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), which, upon the effectiveness of the Reclassification, amended and restated in its entirety the rights agreement dated as of August 12, 2008 (as amended on April 28, 2011 and June 14, 2011, the “Original Rights Agreement”) by and between the Company and the Rights Agent. The Amended Rights Agreement reflects the reclassification of each share of the Company’s Class A common stock and each share of the Company’s Class B common stock into a single class of common stock on a share-for-share basis.

Under the Original Rights Agreement, the Class A Rights (as defined therein) were exercisable for Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company and the Class B Rights (as defined therein) were exercisable for Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company. Under the Amended Rights Agreement each of the prior Class A and Class B Rights became a “Right” to purchase Series A Junior Participating Preferred Stock of the Company having the rights and preferences set forth in the Certificate of Designation of Series A Junior Participating Preferred Stock (the “New Certificate of Designation”), which was filed with the Secretary of State of the State of Delaware on November 16, 2011 and effective after the effectiveness of the Restated Certificate of Incorporation. The Amended Rights Agreement became effective immediately upon the effectiveness of the Restated Certificate of Incorporation.

A copy of the Amended Rights Agreement is attached hereto as Exhibit 4.5 and a copy of the New Certificate of Designation is attached hereto as Exhibit 4.6. Each is incorporated herein by reference. The foregoing description of the Amended Rights Agreement and the New Certificate of Designation is a summary only and is qualified in its entirety by reference to the full text of each of the Amended Rights Agreement and the New Certificate of Designation.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of SunPower stockholders on November 15, 2011, the stockholders approved the amendment and restatement of the Company’s Certificate of Incorporation to effect the Reclassification described above. The stockholder-approved Restated Certificate of Incorporation also eliminated obsolete provisions of the prior Certificate of Incorporation relating to the Company’s dual-class common stock structure and certain other historical matters, such as the following:

•	References to the common stock of the Company consisting of, and the authorization of shares of, Class A common stock and Class B common stock;

•

Provisions defining the rights of holders of shares of Class A common stock and Class B common stock, including provisions regarding voting rights, dividends and distributions, conversion of shares of Class B common stock to Class A common stock upon certain transfers, and the convertibility of shares of Class B common stock into shares of Class A common stock;

•

References to the ownership interest Cypress Semiconductor Corporation formerly held in the Company, including obsolete provisions regarding rights granted to Cypress in connection with its historical ownership interest; and

•	Obsolete provisions allocating corporate opportunities among the Company and Cypress.

The Restated Certificate of Incorporation also changed the Company’s total number of authorized shares of preferred stock from 10,042,490 to 10,000,000. No shares of the Company’s preferred stock were outstanding prior to, nor immediately following, the effectiveness of the Reclassification.

In addition, SunPower stockholders approved the Restated Certificate of Incorporation in order to permit action by written consent of the stockholders without a meeting for any action required to be taken at any annual or special meeting until the first time that the Company’s largest stockholder, Total Gas & Power USA, SAS (“Total”), and other entities controlled by Total S.A., no longer own at least fifty percent of the Company’s voting securities (“Total Stockholder Approval Period”). The Restated Certificate of Incorporation further provides that following the Total Stockholder Approval Period, no action required or permitted to be taken at any annual or special meeting may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any such action is specifically denied.

The Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 15, 2011, following receipt of stockholder approval at the special meeting, and it became effective at 5 pm Eastern Standard Time (EST) on November 16, 2011.

The foregoing description of the Restated Certificate of Incorporation is a summary only and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1, along with a copy, attached hereto as Exhibit 3.2, which is marked to show changes from the prior Certificate of Incorporation. Both such copies of the Restated Certificate of Incorporation are incorporated herein by reference.

In connection with the filing of the Restated Certificate of Incorporation, the By-laws of the Company were amended and restated to (a) eliminate obsolete provisions relating to the prior dual-class common stock structure, (b) clarify the powers and duties of certain officers, and (c) eliminate the provisions restricting stockholder action by written consent. The amended and restated By-laws (the “Restated By-laws”) became effective immediately following the effectiveness of the Restated Certificate of Incorporation on November 16, 2011.

A copy of the Restated By-laws is attached hereto as Exhibit 3.3 and is incorporated herein by reference. The foregoing description of the Restated By-laws is a summary only and is qualified in its entirety by reference to the full text of the Restated By-laws.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2011, the Company held the special meeting of stockholders as described above. The stockholders approved the following three proposals:

•

The Reclassification proposal to amend the Company’s Certificate of Incorporation to (a) reclassify all outstanding shares of SunPower Class A common stock and SunPower Class B common stock into a single class of common stock named “common stock” with the same voting powers, preferences, rights and qualifications, limitations and restrictions as the SunPower Class A common stock; and (b) eliminate obsolete provisions relating to the dual-class common stock structure and certain other historical matters;

•

The proposal to amend the Company’s Certificate of Incorporation to permit action by written consent of the stockholders without a meeting for any action required to be taken at any annual or special meeting; and

•

Approval of the Third Amended and Restated SunPower Corporation 2005 Stock Incentive Plan (a) increasing the number of shares of common stock reserved for issuance under the stock plan by 2,500,000; (b) removing obsolete provisions for automatic stock grants to outside directors; (c) amending the definition of “Change in Control” to reflect the tender offer for shares of the Company’s common stock by Total; (d) clarifying that after the Reclassification, Class A Common Stock awards granted under the stock plan will be for an equal number of shares of Common Stock; and (e) making certain other conforming amendments to the stock plan.

The results of stockholder voting are summarized below.

Proposal One – Approval of the Restated Certificate of Incorporation to effect the Reclassification of Class A and Class B common stock into a single class of common stock and eliminate obsolete provisions related to the dual-class structure:

(a)	Class A common stock and class B common stock voting together as a single class:

Number of Votes
For	Against	Abstain	Broker Non-Votes
353,417,866	2,186,836	143,706	0

(b)	Class B common stock voting as a separate class:

Number of Votes
For	Against	Abstain	Broker Non-Votes
300,170,880	1,882,224	96,664	0

Proposal Two – Approval of the Restated Certificate of Incorporation to permit action by written consent of the stockholders without a meeting for any action required to be taken at any annual or special meeting:

Number of Votes
For	Against	Abstain	Broker Non-Votes
287,134,369	22,046,885	109,882	46,457,272

Proposal Three – Approval of the Third Amended and Restated SunPower Corporation 2005 Stock Incentive Plan that would increase the number of shares of common stock reserved for issuance under the plan by 2,500,000:

Number of Votes
For	Against	Abstain	Broker Non-Votes
242,912,204	66,165,882	213,050	46,457,272

Item 8.01	Other Events.

As described above, on November 15, 2011, the stockholders of the Company held a special meeting where the stockholders approved the Restated Certificate of Incorporation to, among other things, effect the Reclassification. On that date, the Company issued a press release announcing the results of the special meeting and related matters, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On November 16, 2011, the Company issued a press release announcing that it entered into the New Supplemental Indentures, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with the Reclassification, SunPower’s Common Stock will begin trading on the Nasdaq Global Select Market commencing Thursday, November 17, 2011 under the ticker symbol “SPWR”. The new CUSIP number for SunPower’s Common Stock is 867652 406. As a result of the Reclassification, trading of the Class A Common Stock under the ticker symbol “SPWRA” and trading of the Class B Common Stock under the ticker symbol “SPWRB” was suspended prior to the opening of the Nasdaq Global Select Market on Thursday, November 17, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Restated Certificate of Incorporation of SunPower Corporation.

3.2	Restated Certificate of Incorporation of SunPower Corporation, marked to show changes to the prior Certificate of Incorporation of the Company, incorporated herein by reference to Appendix A to the Company’s definitive proxy statement filed on Schedule 14A on September 30, 2011.

3.3	Amended and Restated By-laws of SunPower Corporation.

4.1	Fifth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.2	Sixth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.3	Seventh Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.4	Eighth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.5	Amended and Restated Rights Agreement, dated as of November 16, 2011, by and between SunPower Corporation and Computershare Trust Company, N.A., as Rights Agent, incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 16, 2011.

4.6	Certificate of Designation of Series A Junior Participating Preferred Stock of SunPower Corporation.

99.1	Press Release dated November 15, 2011.

99.2	Press Release dated November 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: November 16, 2011

	By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Restated Certificate of Incorporation of SunPower Corporation.

3.2	Restated Certificate of Incorporation of SunPower Corporation, marked to show changes to the prior Certificate of Incorporation of the Company, incorporated herein by reference to Appendix A to the Company’s definitive proxy statement filed on Schedule 14A on September 30, 2011.

3.3	Amended and Restated By-laws of SunPower Corporation.

4.1	Fifth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.2	Sixth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.3	Seventh Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.4	Eighth Supplemental Indenture, dated as of November 16, 2011, by and between SunPower Corporation and Wells Fargo Bank, National Association, as Trustee.

4.5	Amended and Restated Rights Agreement, dated as of November 16, 2011, by and between SunPower Corporation and Computershare Trust Company, N.A., as Rights Agent, incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 16, 2011.

4.6	Certificate of Designation of Series A Junior Participating Preferred Stock of SunPower Corporation.

99.1	Press Release dated November 15, 2011.

99.2	Press Release dated November 16, 2011.